Resource Real Estate Diversified Income Fund (the “Fund”)

Supplement No. 2 dated April 17, 2020 to the

Prospectus dated January 15, 2020, as previously supplemented on February 3, 2020 (the “Prospectus”)

1.	The disclosure under “Market Risk” under “RISK FACTORS” is deleted and replaced with the following:

An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

In addition, the Fund is subject to the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may negatively impact the performance of the Fund’s investments or decrease the liquidity of those investments. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.

2.	As of April 15, 2020, the Fund’s net asset value per share was $9.45 for Class A shares, $9.45 for Class C shares, $9.85 for Class I shares, $9.45 for Class L shares, and $9.60 for Class W shares.

This Supplement, the Prospectus and the Fund’s Statement of Additional Information dated January 15, 2020 (the “Statement of Additional Information”), as previously supplemented provide relevant information for all shareholders and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. The Prospectus and Statement of Additional Information can be obtained without charge by calling toll-free (855) 747-9559.